Exhibit 99.1


8-K      Robert L.G. Watson will be presenting:

     o   to multiple money managers in San Francisco,  California,  October 3-6,
         2005
     o at IPAA Oil & Gas Investment Symposium in San Francisco, California on October 5, 2005 at 8:25 a.m. PT (10:25 a.m. CT)

Slide 1: Abraxas Petroleum Corporation

The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

Picture: Collage of oil field pictures & outline of the U.S.

Slide 2: Re-Emerging Growth Story

Abraxas Petroleum Corporation
         o     AMEX: ABP
         o     Basic shares  outstanding - 42.0 million
         o     Average trading volume (3 mos.) - 470,000 shares per day
         o     Share price appreciation (2005 to date) - over 200%
         o     Operations in Texas and Wyoming

Natural gas
         o     Approximately 80%

Quality assets
         o     High ownership interests
         o     Operations
         o     High producing rates per well
         o     Large acreage positions
         o     Substantial upside

Slide 3: Reduced Debt...

YE 2002 - 2004 PF       % Change
Debt (mm)                 - 58%
Proved Reserves (Bcfe)    - 44% Bar
chart of debt and reserves from 2002 - 2004
PF2004 includes Grey Wolf Exploration Inc. IPO
         o     $3.10 per proved Mcfe

Slide 4: Increased Equity...

Current Debt / Total Enterprise Value < 30%
Area chart of total enterprise value and market cap from Dec 95 to current with significant events notated

Slide 5: Goals 2005...2006...
Operations
Focus: Drill Bit Growth and Emerging Oil & Gas Resource Plays
         o     Texas and Wyoming
         o     $32 mm budget (2005) Shareholders Continue to Maximize Value

Slide 6: Focus...Focus...Focus...
Reserve Distribution of 93.7 Bcfe at 12/31/04
Map of the United States highlighting Wyoming and Texas
Wyoming            0.8 Bcfe          1%
West Texas        65.1 Bcfe         69%
South Texas       27.8 Bcfe         30%

Slide 7: U.S. Production...
Daily production positively impacted by increased capital spending Bar chart of U.S. production & capital expenditures by quarter from Q1 04 to current

Slide 8: West Texas...
Map of Texas highlighting West Texas
Working interest average of 74% in 166 wells
Focus - deep conventional gas, resource gas plays and shallow oil plays Over 365 potential drilling locations (33 PUD)
2005 activity - 8 wells & Hudgins Ranch acquisition (Oates SW) current: 2 wells

         o     1 completing
         o     1 re-entering

      completed: 4 wells

         o     1 awaiting uphole completion
         o     1 dry hole
         o     1 marginal oil well
         o     1 gross IP of 5.2 MMcfepd

Slide 9: Resource Gas Play in W. Texas...
Map of acreage in Oates SW Field Area marked with 3-D seismic, producing and potential well locations
Surface / Mineral / Executive Rights (12,000 acres)
Oil & Gas Lease
Devonian horizontal wells
Initial Wolfcamp re-entry
Initial Woodford re-entry
Remaining re-entry candidates
Inventory on 160-acre spacing (40-acre downspacing potential)
Potential Gas in Place = 2 Tcfe

Slide 10: South Texas...
Map of Texas highlighting South Texas
Working interest average of 93% in 45 wells
Focus - deep horizontal Edwards gas
13 identified drilling locations (10 PUD)
2005 activity - 3 wells (combined gross IP of 8.5 MMcfepd)
       Multiple low-risk re-completion projects

Slide 11: Wyoming Oil Resource Play...
Map of Wyoming highlighting East Central
Wyoming 100% working interest in 6 wells
51,000 net acres, long-term leases
23 sq. miles of proprietary 3-D
Focus - deep basin oil resource play
Over 18 identified drilling locations on 3-D
2005 activity - 4 wells (all cased and awaiting completion)

Slide 12: Maximize Shareholder Value...
Continue to improve balance sheet
         o     current debt to total enterprise value < 30%
Maintain financial flexibility and liquidity
Prioritize large opportunity set
         o     over 390 potential drilling locations (43 PUD)

Slide 13:         U.S. Net Asset Value...
                                              MM
Proved Reserves (1)                 $        251.9
Incremental Reserves (2)                     325.3
Acreage, Land & Other (3)                      5.7
Working Capital (4,5)                         (3.8)
Debt (5)                                    (128.6)
                                    -----------------
Net Asset Value                     $        450.5
Shares Outstanding                            42.0
NAV/Share                           $        10.73

Notes:
     (1) 93.7 Bcfe (12/31/04) at NYMEX strip on 09/28/2005
     (2) 326 Bcfe of unrisked projects on existing acreage
     (3) 12,300 surface (owned) acres at $100 / acre, 59,813 net undeveloped (leased) acres at $50 / acre and 300,000 shares of GWE at CDN $6.00 (US $5.00) per share
     (4) Includes accrued interest through July, 2005
     (5) 06/30/05 pro forma $12mm equity offering

Slide 14:         2005 U.S. Guidance...
Production
         Full Year (Bcfe)                            6.5 - 7.5
         Exit Rate (MMcfe/d)                          19 - 21
Price Differentials from NYMEX
         Gas ($/Mcf)                                     0.55
         Oil ($/Bbl)                                     0.75
Production Taxes (% of revenue)                           10%
Direct Lease Operating Expenses ($/Mcfe)                 1.10
G&A ($/Mcfe)                                             0.75
Interest ($/Mcfe)                                        2.00
D/D/A ($/Mcfe)                                           1.25
Capital Expenditures       ($MM)                         32.0
Hedge position: 9,500 - 10,000 Mcf/d through April 2006 with $5.00-$7.00 floor

Slide 15: Summary...
Niche exploitation and production company
High quality assets with substantial upside
Goals:

         o Drill Bit Growth targeting Emerging Oil & Gas Resource Plays in Texas and Wyoming
         o     Maximize Shareholder Value

Slide 16:         www.abraxaspetroleum.com
Picture: Brooks Draw, Wyoming